SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ___________________

Date of report (Date of earliest event reported) September 4, 2003
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                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                         0-3658                            95-1068610
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(State or Other Jurisdiction     (Commission                       (IRS Employer
of Incorporation)               File Number)                 Identification No.)

1 First American Way,  Santa Ana,  California                        92707-5913
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code (714) 800-3000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On September 4, 2003, The First American Corporation issued a press release announcing its intent to acquire Transamerica Finance Corporation's tax and flood companies. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein.

Item 7.  Exhibits.

99.1     Press Release

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE FIRST AMERICAN CORPORATION



Date: September 4, 2003              By:         /s/ Thomas A. Klemens
                                        --------------------------------------
                                        Name:    Thomas A. Klemens
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer